February 5, 2004
MARKETOCRACY FUNDS

Supplement to Prospectus of
Marketocracy Masters 100SM Fund
Dated September 23, 2003

Effective January 20, 2004, Union Bank of California, N.A. serves as the custodian for the Fund.

Please retain this Supplement with your Prospectus.
The date of this Supplement is February 5, 2004

February 5, 2004
MARKETOCRACY FUNDS

Supplement to Prospectus of
Marketocracy Technology Plus Fund
Dated September 23, 2003

Effective on or about February 9, 2004, Union Bank of California, N.A. will serve as the custodian for the Fund.

Please retain this Supplement with your Prospectus.
The date of this Supplement is February 5, 2004

February 5, 2004
MARKETOCRACY FUNDS
Supplement to
Statement of Additional Information Dated September 23, 2003

The following changes have been made to the Funds’ Statement of Additional Information:

The following paragraph replaces the “Custodian” paragraph on page B-42 of the SAI.

CUSTODIAN

Effective January 20, 2004 for the Masters 100 SM Fund and on or about February 9, 2004 for the Technology Plus Fund, Union Bank of California, N.A., 400 California Street, San Francisco, California, 94104, has been retained to act as Custodian for the Funds’ investments. Union Bank of California, N.A. acts as each Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

The following section has been inserted on page B-32 of the SAI.

PROXY VOTING POLICY

The Funds’ entire proxy voting policies and procedures follow below:

MARKETOCRACY FUNDS AND MARKETOCRACY CAPITAL MANAGEMENT LLC
STATEMENT OF POLICIES AND PROCEDURES
RELATING TO PROXY VOTING

Adopted July 2003

This Statement of Policies and Procedures (this “Statement”) sets forth the policies and procedures of Marketocracy Capital Management LLC (the “Firm”) with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

1)    Certain Definitions

“Client” means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

“Discretionary Account” means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority with or without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

“Investment Fund” means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

“Material Holding” means any voting portfolio security holding of a Discretionary Account representing at least one percent (1%) of the outstanding voting securities of the same class or series of an issuer of securities held by the Discretionary Account, calculated as of the business day immediately preceding the Receipt Date (as defined in Section 2 hereof).

“Non-Discretionary Account” means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

“Proxy Control Officer” means the Firm’s Chief Operations Officer, currently Stuart Brunet, or such other person as the Firm’s Board of Directors, Chief Executive Officer or President shall appoint from time to time.

2)    Discretionary Accounts.

The Firm will instruct each custodian for a Discretionary Account to deliver to the Firm all proxy solicitation materials received with respect to that Discretionary Account. The Firm will review the securities held in its Discretionary Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities. The Firm will mark each proxy solicitation with the date of its receipt by the Firm (each a "Receipt Date").

Subject to Sections 2(c) and (d) hereof, the Firm, through the telephone or on the Internet or through other electronic means, will vote all proxies relating to voting portfolio security holdings of Discretionary Accounts as follows:

•     The Firm will vote proxies for all Discretionary Account portfolio company securities that are not Material Holdings in accordance with the recommendations of the portfolio company’s Board of Directors.

•  The Firm will vote proxies for all Discretionary Account portfolio company securities that are Material Holdings after carefully considering all proxy solicitation materials and other available facts and the following procedures and policies:

a)    Company Information. The Firm will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

b)    Proxy Voting Policies.

i)    For Material Positions, the Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

(1)  the proposal has a positive economic effect on shareholder value;

(2)  the proposal poses no threat to existing rights of shareholders;

(3)  the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(4)  the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

ii)    The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(1)   the proposal has an adverse economic effect on shareholder value;

(2)   the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(3)   the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(4)   the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(5)  the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

iii)  The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

See Appendix A for more complete information regarding the Firm’s policy for voting on specific types of proxy proposals.

c)    Conflicts of Interest. Due to the size and nature of the Firms’ operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with Section 2(b) hereof. The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

If the Firm determines that the proxy voting policies in Section 2(b) hereof do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in Section 2(b) hereof), and request that the Client consent to the Firm’s intended response. With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity and which is not an Investment Fund that is registered as an investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "ICA")(such Investment Fund a "Registered Fund"), the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client (or a majority in interest of the investors in an Investment Fund) objects to the Firm’s intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund). With respect to any Registered Fund for which the Firm acts as an investment adviser or similar capacity, the Firm will provide the foregoing notices to the Registered Fund's board of directors or trustees who are not "interested persons" of such Registered Fund, the Firm or the Registered Fund's principal underwriter within the meaning of the ICA (each an "Independent Director") and request the consent of a majority of such Independent Directors. If a majority of the Independent Directors of the Registered Fund consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If a majority of the Independent Directors objects to the Firm’s intended response, the Firm will vote the proxy as directed by a majority of the Independent Directors.

d)   Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client’s prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with Sections 2(b) and (c) hereof, unless otherwise directed by the Discretionary Account Client.

Proxy Vote Summaries. At the request of a Discretionary Account Client or an investor in an Investment Fund (other than a Registered Fund), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy. With respect to the proxy votes in respect of the portfolio securities a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

i)    The name of the issuer of the portfolio security;

The exchange ticker symbol of the portfolio security;

The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

The shareholder meeting date;

A brief identification of the matter voted on;

Whether the matter was proposed by the issuer or by a security holder;

Whether the registrant cast its vote on the matter;

How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

Whether the registrant cast its vote for or against management.

3)    Non-Discretionary Accounts.

The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client. The Firm will vote any such proxy as directed by that Client. At a Client’s request, the Firm may, but is not obligated to, advise that Client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Officer.
4)    Records.

The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm’s decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund, (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a Registered Fund the information required by Section 3(e) hereof. The Firm may delegate to a third party the duty to keep the records identified in Sections 4(a) and (b) if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund. Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm’s office (or such third party's office, as the case may be). The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

Appendix A

Guidelines For Proxy Voting of Material Positions held in Discretionary Accounts

I.  The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

Long-term corporate performance record relative to a market index;
Composition of board and key board committees;
Nominee’s attendance at meeting (past two years);
Nominee’s investment in the company;
Whether a retired CEO sits on the board; and
Whether the chairman is also serving as CEO

In cases of significant votes and when information is readily available, we also review:

Corporate governance provisions and takeover activity;
Board decisions regarding executive pay;
Director compensation;
Number of other board seats held by nominee; and
Interlocking directorships

B. Chairman And CEO are the Same Person

We vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

We generally vote for shareholders proposals that request that the board be comprised of a majority of independent directors.

D. Committees

We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

We will withhold votes for nominees who serve on the compensation committee if they approve excess compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

E. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

F. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

G. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (l) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only the director’s legal expenses would be covered.

H. Charitable Contributions

We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II.  Proxy Contests

A.   Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

Long term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
Sock ownership positions.

B.   Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

We vote for proposals to ratify auditors, unless: (1) the auditors are not considered “independent” pursuant to the rules of the relevant securities exchange or the rules issued pursuant to Sarbanes-Oxley Act of 2002; or (2) there is a reasonable basis to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV. Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

We vote for proposals to eliminate cumulative voting. The Firm believes directors should be chosen for their ability to serve all shareholders, without obligation to special interests. We therefore believe it is generally in the best interests of shareholders to vote for proposals to eliminate cumulative voting.

We vote against proposals to permit cumulative voting.

Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification,

We review on a case-by-case basis shareholder proposals to redeem a company’s poison pill,

We review on a case-by-case basis management proposals to ratify a poison pill,

We are more likely to support a poison pill with a short-term (less than three years) sunset provision, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three (3) years(so-called “TIDE” provisions).

B. Fair Price Provisions

We vote case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail.

We vote for proposals to adopt anti-greenmail proposals when they are bundled with other charter or bylaw

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

D. Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We generally vote against proposals to impose supermajority requirement and specifically will vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

B. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. Shareholder Advisory Committees

We review on a case-by-case basis proposal to establish a shareholder advisory committee.

VII. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposal to increase the number of shares of common stock authorized for issue.

We vote against proposed common stock authorizations that increase the existing authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B. Stock Distribution: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that he split does no result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposal that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposal to increase the number of authorized blank check preferred shares.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G. Preemptive Rights

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
Change in Control – Will the transaction result in a change in control of the company?
Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructuring unless there are reasonably clear signs of self-dealing or other abuses.

H. Share Repurchase Programs

We vote for management proposals to institute open-market repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increase in shareholder value

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation – which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Out vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary

A. Generally.

We vote for proposals to submit such plans for shareholder approval.

We will vote against plans that have any of the following structural features:

Ability to reprice underwater options without shareholder approval
Ability to issue options with an exercise price below the stock’s current market price
Ability to issue reload options
Automatic share replenishment (“evergreen”)

We will generally vote against plans where total potential dilution(including all equity-based plans) exceeds 15% of the shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

Both the total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact we may consider other factors such as the nature of the industry and the size of the company.

B. OBRA-Related Compensation Proposals: Amendments that Place a Cap on Annual Grant or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

C. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 12(m) of OBRA

D. Shareholder Proposals to Limit Executive and Director Pay

We review on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

E. Golden and Tin Parachutes

We vote for shareholders proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

F. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” ( i.e., generally greater than five percent (5%) of outstanding shares)

G. 401(k) Employee Benefit Plans

We Vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis

X. Mergers and Corporate Restructuring

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

Anticipated financial operating benefits;
Offer price (cost vs. premium):
Prospects of the combined companies;
How the deal was negotiated: and
Changes in corporate governance and their impact on shareholder rights.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

We vote for changing the corporate name.

XI. Mutual Fund Proxies

A. Election of Trustees

We vote on trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

We vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

In general, we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term value;

The percentage of sales, assets and earnings affected;

The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

Whether the issues presented should be dealt with through government or company-specific action;

Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

Whether the company’s analysis and voting recommendation to shareholders is persuasive;

Whether other companies have done in response to the issue;
Whether the proposal itself is well-framed and reasonable;

Whether implementation of the proposal would achieve the objectives sought in the proposal; and

Whether the subject of the proposal is best left to the discretion of the board.

Among the social and environmental issues to which we apply this analysis are the following;

Energy and Environment
Northern Ireland
Military Business
Maquiladora Standards and International Operations Policies
World Debt Crisis
Animal Rights
Product Integrity and Marketing
Human Resources Issues

Please retain this Supplement with your Statement of Additional Information.
The date of this Supplement is February 5, 2004